Fees Summary	Nov. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,678.11
Total Transaction Valuation	70,080,429.00
Total Offset Amount	7,720.74
Net Fee	$ 1,957.37